UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2019

CRAFT BREW ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

929 North Russell Street

Portland, OR 97227-1733

(Address of principal executive offices, including zip code)

(503) 331-7270

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.005 par value	BREW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 12, 2019, Craft Brew Alliance, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the third quarter ended September 30, 2019.  The Press Release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 13, 2019.  The Press Release did not include the Company’s unaudited financial tables.  This corrective Press Release dated November 12, 2019 is furnished as Exhibit 99.1 with this Amendment No. 1 to the Current Report on Form 8-K

Item 2.02.  Results of Operations and Financial Condition.

On November 12, 2019, the Company, issued a Press Release announcing its financial results for the third quarter ended September 30, 2019. The Press Release also provides management’s expectations for the full year 2019 for several financial metrics important to the Company’s business.  A copy of the Press Release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 8.01.  Other Events.

On November 12, 2019, the Company issued a Press Release described above.  A copy of this Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits:  The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated November 12, 2019, with included unaudited financial tables.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Date: November 14, 2019	By:	/s/ Edwin A. Smith
	Name:	Edwin A. Smith
	Title:	Corporate Controller and Principal Accounting Officer